UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

The Kraft Heinz Company

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 456-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 8, 2017, Kraft Heinz announced certain management changes, all to be effective October 1, 2017, including the appointment of (a) Paulo Basilio, 42, currently Executive Vice President and Chief Financial Officer, as Zone President of the United States business, and (b) David Knopf, 29, currently Vice President and Category Head of the Planters business, as Executive Vice President and Chief Financial Officer.

George Zoghbi, currently Chief Operating Officer of the U.S. business, will transition to a Strategic Advisor role going forward working with the Kraft Heinz Board of Directors, our CEO and Mr. Basilio. Mr. Zoghbi will remain a full time employee.

Mr. Basilio joined H.J. Heinz Company in June 2013 as Chief Financial Officer. In his new role, he will be responsible for all facets of our U.S. business. Mr. Knopf joined Kraft Heinz in July 2015 in connection with the merger of Kraft Foods and H.J. Heinz Company, initially serving as Vice President of Finance, Head of Global Budget & Business Planning, Zero-Based Budgeting, and Financial & Strategic Planning. Mr. Knopf held various roles at 3G Capital from 2013 to 2015 where he worked on several large acquisitions, including both Burger King and Heinz before joining Kraft Heinz. Previously, he also held positions at Onex Partners and Goldman Sachs. Mr. Knopf has been a partner of 3G Capital since 2015.

A copy of our press release announcing these changes is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

As of the date of this Form 8-K, there had been no compensatory actions taken in connection with these management changes that would be reportable under Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated September 8, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: September 8, 2017	By:	/s/ James J. Savina
James J. Savina
Senior Vice President, Global General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated September 8, 2017.

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